CONVERTIBLE PROMISSORY NOTE

Effective Date: August 18, 2014 U.S. $115,000.00

FOR VALUE RECEIVED, THE DIGITAL DEVELOPMENT GROUP CORP., a Nevada corporation ("**Borrower**"), promises to pay to TONAQUINT, INC., a Utah corporation, or its successors or assigns ("**Lender**"), $115,000.00 and any interest, fees, charges, and late fees on the date that is eleven (11) months after the Purchase Price Date (as defined below) (the "**Maturity Date**") in accordance with the terms set forth herein and to pay interest on the Outstanding Balance (as defined below) at the rate of ten percent (10%) per annum from the Purchase Price Date until the same is paid in full. This Convertible Promissory Note (this "**Note**") is issued and made effective as of August 18, 2014 (the "**Effective Date**"). For purposes hereof, the "**Outstanding Balance**" of this Note means, as of any date of determination, the Purchase Price (as defined below), as reduced or increased, as the case may be, pursuant to the terms hereof for redemption, conversion, offset, or otherwise, plus any original issue discount ("**OID**"), the Transaction Expense Amount (as defined below), accrued but unpaid interest, collection and enforcements costs (including attorneys' fees) incurred by Lender, transfer, stamp, issuance and similar taxes and fees related to Conversions (as defined below), and any other fees or charges (including without limitation late charges) incurred under this Note. This Note is issued pursuant to that certain Securities Purchase Agreement dated August 18, 2014, as the same may be amended from time to time (the "**Purchase Agreement**"), by and between Borrower and Lender. All interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note. Certain capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement. Certain other capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.

This Note carries an OID of $11,500.00. In addition, Borrower agrees to pay $3,500.00 to Lender to cover Lender's legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of this Note (the "**Transaction Expense Amount**"), all of which amount is included in the initial principal balance of this Note. The purchase price for this Note shall be $100,000.00 (the "**Purchase Price**"), computed as follows: $115,000.00 original principal balance, less the OID, less the Transaction Expense Amount. The Purchase Price shall be payable by Lender by wire transfer of immediately available funds. For purposes hereof, the term "**Purchase Price Date**" means the date the Purchase Price is delivered by Lender to Borrower

1. Payment; Prepayment. Provided there is an Outstanding Balance, on each Installment Date (as defined below), Borrower shall pay to Lender an amount equal to the Installment Amount (as defined below) due on such Installment Date in accordance with Section 8. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares (as defined below), as provided for herein, and delivered to Lender at the address furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid interest, and thereafter, to (d) principal. Notwithstanding the foregoing, so long as Borrower has not received a Lender Conversion Notice (as defined below) or an Installment Notice (as defined below) from Lender where the applicable Conversion Shares have not yet been delivered and so long as no Event of Default (as defined below) has occurred since the Effective Date (whether declared by Lender or undeclared), then Borrower shall have the right, exercisable on not more than three (3) Trading Days prior written notice to Lender to prepay the Outstanding Balance of this Note, in full, in accordance with this Section 1. Any notice of prepayment hereunder (an "**Optional Prepayment Notice**") shall be delivered to Lender at its registered address and shall state: (y) that Borrower is exercising its right to prepay this Note, and (z) the date of prepayment, which shall be not more than three (3) Trading Days from the date of the Optional Prepayment Notice. On the date fixed for prepayment (the "**Optional Prepayment Date**"), Borrower shall make payment of the Optional Prepayment Amount (as defined below) to or upon the order of Lender as may be specified by Lender in

writing to Borrower. If Borrower exercises its right to prepay this Note, Borrower shall make payment to Lender of an amount in cash (the "**Optional Prepayment Amount**") equal to 125% multiplied by the then Outstanding Balance of this Note. In the event Borrower delivers the Optional Prepayment Amount to Lender prior to the Optional Prepayment Date or without delivering an Optional Prepayment Notice to Lender as set forth herein without Lender's prior written consent, the Optional Prepayment Amount shall not be deemed to have been paid to Lender until the Optional Prepayment Date. Moreover, in such event the Optional Prepayment Liquidated Damages Amount will automatically be added to the Outstanding Balance of this Note on the day Borrower delivers the Optional Prepayment Amount to Lender. In the event Borrower delivers the Optional Prepayment Amount without an Optional Prepayment Notice, then the Optional Prepayment Date will be deemed to be the date that is three (3) Trading Days from the date that the Optional Prepayment Amount was delivered to Lender. In addition, if Borrower delivers an Optional Prepayment Notice and fails to pay the Optional Prepayment Amount due to Lender on the Optional Prepayment Date, Borrower shall forever forfeit its right to prepay this Note.

2. Security. This Note is unsecured.

3. Lender Optional Conversion.

3.1. Lender Conversion Price. Subject to adjustment as set forth in this Note, the conversion price for each Lender Conversion (as defined below) shall be $0.03 (the "**Lender Conversion Price**").

3.2. Lender Conversions. Lender has the right at any time following the date which is six (6) months after the Effective Date and until the Outstanding Balance has been paid in full, including without limitation during or after any Fundamental Default Measuring Period, at its election, to convert (each instance of conversion is referred to herein as a "**Lender Conversion**") all or any part of the Outstanding Balance into shares ("**Lender Conversion Shares**") of fully paid and non-assessable common stock, $0.001 par value per share ("**Common Stock**"), of Borrower as per the following conversion formula: the number of Lender Conversion Shares equals the amount being converted (the "**Conversion Amount**") divided by the Lender Conversion Price. Notwithstanding the foregoing, if Borrower delivers an Optional Prepayment Notice to Lender, then Lender shall not have the right to convert all or any part of the Outstanding Balance into Lender Conversion Shares during the period beginning on the date Borrower delivers the Optional Prepayment Notice and ending on the Optional Prepayment Date; *provided, however*, that if Borrower does not deliver the Optional Prepayment Amount on the Optional Prepayment Date, then Lender will again have the right to convert all or any part of the Outstanding Balance into Lender Conversion Shares on the Trading Day immediately following the Optional Prepayment Date and all times thereafter. Conversion notices in the form attached hereto as Exhibit A (each, a "**Lender Conversion Notice**") may be effectively delivered to Borrower by any method of Lender's choice (including but not limited to facsimile, email, mail, overnight courier, or personal delivery), and all Lender Conversions shall be cashless and not require further payment from Lender. Borrower shall deliver the Lender Conversion Shares from any Lender Conversion to Lender in accordance with Section 9 below within three (3) Trading Days of Lender's delivery of the Lender Conversion Notice to Borrower. With respect to each Lender Conversion Notice, Borrower shall have the right, but not the obligation, to pay up to fifty percent (50%) of the applicable Conversion Amount in cash (the "**Cash Payment Right**"). To exercise the Cash Payment Right, Borrower must provide Lender with written notice stating the portion of the Conversion Amount (not to exceed fifty percent (50%)) that Borrower elects to pay in cash within one (1) Trading Day of Borrower's receipt of the applicable Lender Conversion Notice or Borrower will be deemed to have waived the Cash Payment Right with respect to such Lender Conversion Notice. If Borrower elects to exercise the Cash Payment Right, such cash payment shall be due on the same day that the applicable Lender Conversion Shares are required to be delivered. If such payment is not made on the applicable due date, Borrower shall forfeit its Cash Payment Right with respect to such Lender Conversion Notice and must deliver the entire Conversion Amount in Lender Conversion Shares.

3.3. Application to Installments. Notwithstanding anything to the contrary herein, including without limitation Section 8 hereof, Lender may, in its sole discretion, apply all or any portion of any Lender Conversion toward any Installment Conversion (as defined below), even if such Installment Conversion is pending, as determined in Lender's sole discretion, by delivering written notice of such election (which notice may be included as part of the applicable Lender Conversion Notice) to Borrower at any date on or prior to the applicable Installment Date. In such event, Borrower may not elect to allocate such portion of the Installment Amount being paid pursuant to this Section 3.3 in the manner prescribed in Section 8.3; rather, Borrower must reduce the applicable Installment Amount by the Conversion Amount described in this Section 3.3.

4. Defaults and Remedies.

4.1. Defaults. The following are events of default under this Note (each, an "**Event of Default**"): (i) Borrower shall fail to pay any principal when due and payable (or payable by Conversion) hereunder; or (ii) Borrower shall fail to deliver any Lender Conversion Shares in accordance with the terms hereof; or (iii) Borrower shall fail to deliver any Installment Conversion Shares (as defined below) or True-Up Shares (as defined below) in accordance with the terms hereof; or (iv) Borrower shall fail to pay any interest, fees, charges, or any other amount when due and payable (or payable by Conversion) hereunder; or (v) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; or (vi) Borrower shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or (vii) Borrower shall make a general assignment for the benefit of creditors; or (viii) Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (ix) an involuntary proceeding shall be commenced or filed against Borrower; or (x) Borrower shall become delinquent in its filing requirements as a fully-reporting issuer registered with the SEC; or (xi) Borrower shall default or otherwise fail to observe or perform any covenant, obligation, condition or agreement of Borrower contained herein or in any other Transaction Document, other than those specifically set forth in this Section 4.1; or (xii) Borrower shall fail to timely file all required quarterly and annual reports and any other filings that are necessary to enable Lender to sell Conversion Shares or True-Up Shares pursuant to Rule 144; or (xiii) any material representation, warranty or other statement made or furnished by or on behalf of Borrower to Lender herein, in any Transaction Document, or otherwise in connection with the issuance of this Note shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or (xiv) the occurrence of a Fundamental Transaction without Lender's prior written consent; or (xv) Borrower shall fail to maintain the Share Reserve as required under the Purchase Agreement; or (xvi) Borrower effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to Borrower; or (xvii) any money judgment, writ or similar process shall be entered or filed against Borrower or any subsidiary of Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) calendar days unless otherwise consented to by Lender or unless as otherwise disclosed in the Borrower's public filings with the SEC; or (xviii) Borrower is not DWAC Eligible. Notwithstanding the foregoing, a failure to timely file a required report or other filing as described in Section 4.1(x) and (xii) above shall not be considered an Event of Default if such failure to file is cured within twenty (20) days of the date such filing was due.

4.2. Remedies. Upon the occurrence of any Event of Default, Borrower shall within one (1) Trading Day deliver written notice thereof via facsimile, email or reputable overnight courier (with next day delivery specified) (an "**Event of Default Notice**") to Lender. At any time and from time to time after the earlier of Lender's receipt of an Event of Default Notice and Lender becoming aware of the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the Outstanding Balance becoming immediately due and payable in cash at the Mandatory Default Amount (as defined hereafter). Notwithstanding the foregoing, at any time following the occurrence of any Event of Default, Lender may, at its option, elect to increase the Outstanding Balance by applying the

Default Effect (as defined below) (subject to the limitation set forth below) via written notice to Borrower without accelerating the Outstanding Balance, in which event the Outstanding Balance shall be increased as of the date of the occurrence of the applicable Event of Default pursuant to the Default Effect, but the Outstanding Balance shall not be immediately due and payable unless so declared by Lender (for the avoidance of doubt, if Lender elects to apply the Default Effect pursuant to this sentence, it shall reserve the right to declare Outstanding Balance immediately due and payable at any time and no such election by Lender shall be deemed to be a waiver of its right to declare the Outstanding Balance immediately due and payable as set forth herein unless otherwise agreed to by Lender in writing). For purposes hereof, the "**Default Effect**" is calculated by multiplying the Outstanding Balance as of the date the applicable Event of Default occurred by (i) 15% for each occurrence of any Major Default, or (ii) 5% for each occurrence of any Minor Default, and then adding the resulting product to the Outstanding Balance as of the date the applicable Event of Default occurred, with the sum of the foregoing then becoming the Outstanding Balance under this Note as of the date the applicable Event of Default occurred; provided that the Default Effect may only be applied three times hereunder with respect to Major Defaults and three times hereunder with respect to Minor Defaults; and provided further that the Default Effect shall not apply to any Event of Default pursuant to Section 4.1(ii) hereof. Notwithstanding the foregoing, upon the occurrence of any Event of Default described in clauses (v), (vi), (vii), (viii) or (ix) of Section 4.1, the Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash at the Mandatory Default Amount, without any written notice required by Lender. The "**Mandatory Default Amount**" means the greater of (i) the Outstanding Balance divided by the Installment Conversion Price (as defined below) on the date the Mandatory Default Amount is demanded, multiplied by the volume weighted average price (the "**VWAP**") on the date the Mandatory Default Amount is demanded, or (ii) the Default Effect. At any time following the occurrence of any Event of Default, upon written notice given by Lender to Borrower, interest shall accrue on the Outstanding Balance beginning on the date the applicable Event of Default occurred at an interest rate equal to the lesser of 22% per annum or the maximum rate permitted under applicable law ("**Default Interest**"); *provided, however*, that no Default Interest shall accrue during the Fundamental Default Measuring Period. Additionally, following the occurrence of any Event of Default, Borrower may, at its option, pay any Lender Conversion in cash instead of Lender Conversion Shares by paying to Lender on or before the applicable Delivery Date (as defined below) a cash amount equal to the number of Lender Conversion Shares set forth in the applicable Lender Conversion Notice multiplied by the highest intra-day trading price of the Common Stock that occurs during the period beginning on the date the applicable Event of Default occurred and ending on the date of the applicable Lender Conversion Notice. In connection with acceleration described herein, Lender need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 4.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Nothing herein shall limit Lender's right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to Borrower's failure to timely deliver Conversion Shares upon Conversion of the Notes as required pursuant to the terms hereof.

4.3. Fundamental Default Remedies. Notwithstanding anything to the contrary herein, in addition to all other remedies set forth herein, the Fundamental Liquidated Damages Amount shall be added to the Outstanding Balance upon Lender's delivery to Borrower of a notice (which notice Lender may deliver to Borrower at any time following the occurrence of a Fundamental Default) setting forth its election to declare a Fundamental Default and the Fundamental Liquidated Damages Amount that will be added to the Outstanding Balance.

4.4. Certain Additional Rights. Notwithstanding anything to the contrary herein, in the event Borrower fails to make any payment or otherwise to deliver any Conversion Shares as and when

required under this Note, then (i) the Lender Conversion Price for all Lender Conversions occurring after the date of such failure to pay shall equal the lower of the Lender Conversion Price applicable to any Lender Conversion and the Market Price as of any applicable date of Conversion, and (ii) the true-up provisions of Section 11 below shall apply to all Lender Conversions that occur after the date of such failure to pay, provided that all references to the "Installment Notice" in Section 11 shall be replaced with references to a "Lender Conversion Notice" for purposes of this Section 4.4, all references to "Installment Conversion Shares" in Section 11 shall be replaced with references to "Lender Conversion Shares" for purposes of this Section 4.4, and all references to the "Installment Conversion Price" in Section 11 shall be replaced with references to the "Lender Conversion Price" for purposes of this Section 4.4.

4.5. Cross Default. A breach or default by Borrower of any covenant or other term or condition contained in any Other Agreements (as defined below) shall, at the option of Lender, be considered an Event of Default under this Note, in which event Lender shall be entitled (but in no event required) to apply all rights and remedies of Lender under the terms of this Note. "**Other Agreements**" means, collectively, (a) all existing and future agreements and instruments between, among or by Borrower (or an affiliate), on the one hand, and Lender (or an affiliate), on the other hand, and (b) any financing agreement or a material agreement that affects Borrower's ongoing business operations. For the avoidance of doubt, all existing and future loan transactions between Borrower and Lender and their respective affiliates will be cross-defaulted with each other loan transaction and with all other existing and future debt of Borrower to Lender.

5. Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or conversions called for herein in accordance with the terms of this Note.

6. Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

7. Rights Upon Issuance of Securities.

7.1. Intentionally Deleted.

7.2. Adjustment of Lender Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Lender Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Lender Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7.2 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7.2 occurs during the period that a Lender Conversion Price is calculated hereunder, then the calculation of such Lender Conversion Price shall be adjusted appropriately to reflect such event.

7.3. Other Events. In the event that Borrower (or any subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect Lender from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then Borrower's board of directors shall in good faith determine and implement an appropriate adjustment in the Lender Conversion Price so as to protect the rights of Lender, provided that no such adjustment pursuant to this Section 7.3 will increase the Lender Conversion Price as otherwise determined pursuant to this Section 7, provided further that if Lender does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then Borrower's board of directors and Lender shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by Borrower.

8. Borrower Installments.

8.1. Installment Conversion Price. Subject to the adjustments set forth herein, the conversion price for each Installment Conversion (the "**Installment Conversion Price**") shall be the lesser of (i) the Lender Conversion Price, and (ii) 60% (the "**Conversion Factor**") of the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding the applicable Conversion (the "**Market Price**"), provided that if at any time the average of the three (3) lowest Closing Bid Prices in the twenty (20) Trading Days immediately preceding any date of measurement is below $0.02, then in such event the then-current Conversion Factor shall be reduced to 55% for all future Conversions (subject to other reductions set forth in this section). Additionally, if at any time after the Effective Date, Borrower is not DWAC Eligible, then the then-current Conversion Factor will automatically be reduced by 5% for all future Conversions. If at any time after the Effective Date, the Conversion Shares are not DTC Eligible, then the then-current Conversion Factor will automatically be reduced by an additional 5% for all future Conversions. Finally, in addition to the Default Effects, if any Major Default occurs after the Effective Date, the Conversion Factor shall automatically be reduced for all future Conversions by an additional 5% for each of the first three (3) Major Defaults that occur after the Effective Date (for the avoidance of doubt, each occurrence of any Major Default shall be deemed to be a separate occurrence for purposes of the foregoing reductions in Conversion Factor, even if the same Major Default occurs three (3) separate times). For example, the first time Borrower is not DWAC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 60% to 55% for purposes of this example. Following such event, the first time the Conversion Shares are no longer DTC Eligible, the Conversion Factor for future Conversions thereafter will be reduced from 55% to 50% for purposes of this example. If, thereafter, there are three (3) separate occurrences of a Major Default pursuant to Section 4.1(iii), then for purposes of this example the Conversion Factor would be reduced by 5% for the first such occurrence, and so on for each of the second and third occurrences of such Major Default.

8.2. Installment Conversions. Beginning on the date that is six (6) months after the Purchase Price Date and on the same day of each month thereafter until the Maturity Date (each, an "**Installment Date**"), Borrower shall pay to Lender the applicable Installment Amount due on such date, subject to the provisions of this Section 8. Payments of each Installment Amount may be made (a) in cash, or (b) by converting such Installment Amount into shares of Common Stock ("**Installment Conversion Shares**", and together with the Lender Conversion Shares, the "**Conversion Shares**") in accordance with this Section 8 (each an "**Installment Conversion**", and together with Lender Conversions, a "**Conversion**") per the following formula: the number of Installment Conversion Shares equals the portion of the applicable Installment Amount being converted divided by the Installment Conversion Price, or (c) by any combination of the foregoing, so long as the cash is delivered to Lender on the applicable Installment Date and the Installment Conversion Shares are delivered to Lender on or before the applicable Delivery Date. Notwithstanding the foregoing, Borrower will not be entitled to elect an Installment Conversion with respect to any portion of any applicable Installment Amount and shall be

required to pay the entire amount of such Installment Amount in cash if on the applicable Installment Notice Due Date (defined below) there is an Equity Conditions Failure (as defined below), and such failure is not waived in writing by Lender. Moreover, in the event Borrower desires to pay all or any portion of any Installment Amount in cash, it must notify Lender in writing of such election and the portion of the applicable Installment Amount it elects to pay in cash not more than twenty-five (25) or less than fifteen (15) Trading Days prior to the applicable Installment Date. If Borrower fails to so notify Lender, it shall not be permitted to elect to pay any portion of such Installment Amount in cash unless otherwise agreed to by Lender in writing or proposed by Lender in an Installment Notice delivered by Lender to Borrower. Additionally, if Borrower elects to pay more than one half of any Installment Amount in cash, it shall pay to Lender 125% of the portion of the Installment Amount (such additional 25% premium, the "**Cash Installment Premium**") it elects to pay in cash (and for the avoidance of doubt, the 25% Cash Installment Premium shall not be applied towards or otherwise reduce the Outstanding Balance, but instead shall be an additional payment to Lender in the event Borrower elects to pay more than one half of any Installment Amount in cash). Notwithstanding that failure to repay this Note in full by the Maturity Date is an Event of Default, the Installment Dates shall continue after the Maturity Date pursuant to this Section 8 until the Outstanding Balance is repaid in full, provided that Lender shall, in Lender's sole discretion, determine the Installment Amount for each Installment Date after the Maturity Date. For purposes hereof, the term "**Installment Amount**" means the greater of (i) $19,166.67 ($115,000.00 ÷ 6), plus the sum of any accrued and unpaid interest as of the applicable Installment Date and accrued, and unpaid late charges, if any, under this Note as of the applicable Installment Date, and any other amounts accruing or owing to Lender under this Note as of such Installment Date, and (ii) the then Outstanding Balance divided by the number of Installment Dates remaining prior to the Maturity Date.

8.3. Allocation of Installment Amounts. Subject to Section 8.2 regarding an Equity Conditions Failure, for each Installment Date (each, an "**Installment Notice Due Date**"), Borrower may elect to allocate the payment of the applicable Installment Amount between cash and via an Installment Conversion, by email or fax delivery of a notice to Lender substantially in the form attached hereto as Exhibit B (each, an "**Installment Notice**"), provided, that to be effective, each applicable Installment Notice must be received by Lender not more than twenty-five (25) or less than fifteen (15) Trading Days prior to the applicable Installment Notice Due Date. If Lender has not received an Installment Notice within such time period, then Lender may prepare the Installment Notice and deliver the same to Borrower by fax or email. Following its receipt of such Installment Notice, Borrower may either ratify Lender's proposed allocation in the applicable Installment Notice or elect to change the allocation by written notice to Lender by email or fax on or before 12:00 p.m. New York time on the applicable Installment Date, so long as the sum of the cash payments and the amount of Installment Conversions equal the applicable Installment Amount, provided that Lender must approve any increase to the portion of the Installment Amount payable in cash. If Borrower fails to notify Lender of its election to change the allocation prior to the deadline set forth in the previous sentence (and seek approval to increase the amount payable in cash), it shall be deemed to have ratified and accepted the allocation set forth in the applicable Installment Notice prepared by Lender. If neither Borrower nor Lender prepare and deliver to the other party an Installment Notice as outlined above, then Borrower shall be deemed to have elected that the entire Installment Amount be converted via an Installment Conversion. Borrower acknowledges and agrees that regardless of which party prepares the applicable Installment Notice, the amounts and calculations set forth thereon are subject to correction or adjustment because of error, mistake, or any adjustment resulting from an Event of Default or other adjustment permitted under the Transaction Documents (an "**Adjustment**"). Furthermore, no error or mistake in the preparation of such notices, or failure to apply any Adjustment that could have been applied prior to the preparation of an Installment Notice may be deemed a waiver of Lender's right to enforce the terms of any Note, even if such error, mistake, or failure to include an Adjustment arises from Lender's own calculation. Borrower shall deliver the Installment Conversion Shares from any Installment Conversion to Lender in accordance with Section 9 below on or before each applicable Installment Date.

9. Method of Conversion Share Delivery. On or before the close of business on the third (3rd) Trading Day following the Installment Date or the third (3rd) Trading Day following the date of delivery of a Lender Conversion Notice, as applicable (the "**Delivery Date**"), Borrower shall, provided it is DWAC Eligible at such time, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender in the applicable Lender Conversion Notice or Installment Notice. If Borrower is not DWAC Eligible, it shall deliver to Lender or its broker (as designated in the Lender Conversion Notice or Installment Notice, as applicable), via reputable overnight courier, a certificate representing the number of shares of Common Stock equal to the number of Conversion Shares to which Lender shall be entitled, registered in the name of Lender or its designee. For the avoidance of doubt, Borrower has not met its obligation to deliver Conversion Shares by the Delivery Date unless Lender or its broker, as applicable, has actually received the certificate representing the applicable Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above.

10. Conversion Delays. If Borrower fails to deliver Conversion Shares or True-Up Shares in accordance with the timeframes stated in Sections 3, 8, 9, or 11, as applicable, Lender, at any time prior to selling all of those Conversion Shares or True-Up Shares, as applicable, may rescind in whole or in part that particular Conversion attributable to the unsold Conversion Shares or True-Up Shares, with a corresponding increase to the Outstanding Balance (any returned Conversion Amount will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144). In addition, for each Lender Conversion, in the event that Lender Conversion Shares are not delivered by the fourth Trading Day (inclusive of the day of the Lender Conversion), a late fee equal to the greater of $500.00 per day and 2% of the applicable Lender Conversion Share Value rounded to the nearest multiple of $100.00 (but in any event the cumulative amount of such late fees for each Lender Conversion shall not exceed 200% of the applicable Lender Conversion Share Value) will be assessed for each day after the third Trading Day (inclusive of the day of the Lender Conversion) until Lender Conversion Share delivery is made; and such late fee will be added to the Outstanding Balance (such fees, the "**Conversion Delay Late Fees**"). For illustration purposes only, if Lender delivers a Lender Conversion Notice to Borrower pursuant to which Borrower is required to deliver 100,000 Lender Conversion Shares to Lender and on the Delivery Date such Lender Conversion Shares have a Lender Conversion Share Value of $20,000.00 (assuming a Closing Sale Price on the Delivery Date of $0.20 per share of Common Stock), then in such event a Conversion Delay Late Fee in the amount of $500.00 per day (the greater of $500.00 per day and $20,000.00 multiplied by 2%, which is $400.00) would be added to the Outstanding Balance of the Note until such Lender Conversion Shares are delivered to Lender. For purposes of this example, if the Lender Conversion Shares are delivered to Lender twenty (20) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $10,000.00 (20 days multiplied by $500.00 per day). If the Lender Conversion Shares are delivered to Lender one hundred (100) days after the applicable Delivery Date, the total Conversion Delay Late Fees that would be added to the Outstanding Balance would be $40,000.00 (100 days multiplied by $500.00 per day, but capped at 200% of the Lender Conversion Share Value).

11. True-Up. On the date that is twenty-three (23) Trading Days (a "**True-Up Date**") from each date Borrower delivers Free Trading (as defined below) Installment Conversion Shares to Lender, there shall be a true-up where Borrower shall deliver to Lender additional Installment Conversion Shares ("**True-Up Shares**") if the Installment Conversion Price as of the True-Up Date is less than the Installment Conversion Price used in the applicable Installment Notice. In such event, Borrower shall deliver to Lender within three (3) Trading Days of the True-Up Date (the "**True-Up Share Delivery Date**") a number of True-Up Shares equal to the difference between the number of Installment Conversion Shares that would have been delivered to Lender on the True-Up Date based on the Installment Conversion Price as of the True-Up Date and the number of Installment Conversion Shares originally delivered to Lender pursuant to the applicable Installment Notice. For the avoidance of doubt, if the Installment Conversion Price as of the True-Up Date is higher than the Installment Conversion Price set forth in the applicable Installment Notice, then Borrower shall have no obligation to deliver True-Up

Shares to Lender, nor shall Lender have any obligation to return any excess Installment Conversion Shares to Borrower under any circumstance. For the convenience of Borrower only, Lender may, in its sole discretion, deliver to Borrower a notice (pursuant to a form of notice substantially in the form attached hereto as Exhibit C) informing Borrower of the number of True-Up Shares it is obligated to deliver to Lender as of any given True-Up Date, provided that if Lender does not deliver any such notice Borrower shall not be relieved of its obligation to deliver True-Up Shares pursuant to this Section 11. Notwithstanding the foregoing, if Borrower fails to deliver any required True-Up Shares on or before any applicable True-Up Share Delivery Date, then in such event the Outstanding Balance of this Note will automatically increase (under Lender's and Borrower's expectations that any such increase will tack back to the Purchase Price Date for purposes of determining the holding period under Rule 144) by a sum equal to the number of True-Up Shares deliverable as of the applicable True-Up Date multiplied by the Market Price for the Common Stock as of the applicable True-Up Date.

12. Ownership Limitation. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, if at any time Lender shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause Lender (together with its affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the "**Maximum Percentage**"), then Borrower must not issue to Lender shares of the Common Stock which would exceed the Maximum Percentage. For purposes of this section, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the 1934 Act. The shares of Common Stock issuable to Lender that would cause the Maximum Percentage to be exceeded are referred to herein as the "**Ownership Limitation Shares**". Borrower will reserve the Ownership Limitation Shares for the exclusive benefit of Lender. From time to time, Lender may notify Borrower in writing of the number of the Ownership Limitation Shares that may be issued to Lender without causing Lender to exceed the Maximum Percentage. Upon receipt of such notice, Borrower shall be unconditionally obligated to immediately issue such designated shares to Lender, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the forgoing, the term "4.99%" above shall be replaced with "9.99%" at such time as the Market Capitalization of the Common Stock is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term "4.99%" is replaced with "9.99%" pursuant to the preceding sentence, such increase to "9.99%" shall remain at 9.99% until increased, decreased or waived by Lender as set forth below. By written notice to Borrower, Lender may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all affiliates and assigns of Lender.

13. Payment of Collection Costs. If this Note is placed in the hands of an attorney for collection or enforcement prior to commencing arbitration or legal proceedings, or is collected or enforced through any arbitration or legal proceeding, or Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note, then Borrower shall pay the costs incurred by Lender for such collection, enforcement or action including, without limitation, attorneys' fees and disbursements. Borrower also agrees to pay for any costs, fees or charges of its transfer agent that are charged to Lender pursuant to any Conversion or issuance of shares pursuant to this Note.

14. Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel. Lender also has the right to have any such opinion provided by Borrower's counsel.

15. Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. The provisions set forth in the

Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference.

16. Resolution of Disputes.

16.1. Arbitration of Disputes. By its acceptance of this Note, each party agrees to be bound by the Arbitration Provisions set forth as an Exhibit to the Purchase Agreement.

16.2. Calculation of Disputes. Notwithstanding the Arbitration Provisions, in the case of a dispute as to any arithmetic calculation hereunder, including without limitation calculating the Outstanding Balance, Lender Conversion Price, Lender Conversion Shares to be delivered, Installment Conversion Price, Installment Conversion Shares to be delivered, the Market Price, or the VWAP (collectively, "**Calculations**"), Borrower or Lender (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile or email with confirmation of receipt (a) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to Borrower or Lender (as the case may be) or (b) if no notice gave rise to such dispute, at any time after Lender learned of the circumstances giving rise to such dispute. If Lender and Borrower are unable to agree upon such determination or calculation within two (2) Trading Days of such disputed determination or arithmetic calculation (as the case may be) being submitted to Borrower or Lender (as the case may be), then Borrower shall, within two (2) Trading Days, submit via facsimile the disputed Calculation to an independent, reputable investment bank or accounting firm selected by Lender. Borrower shall cause the investment bank or accounting firm to perform the determinations or calculations (as the case may be) and notify Borrower and Lender of the results no later than ten (10) Trading Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank's or accounting firm's determination or calculation with respect to the disputes set forth in this Section 16.2 (as the case may be) shall be binding upon all parties absent demonstrable error. The investment banker's or accounting firm's fee for performing such Calculation shall be paid by the incorrect party, or if both parties are incorrect, by the party whose Calculation is furthest from the correct Calculation as determined by the investment banker or accounting firm. In the event Borrower is the losing party, no extension of the Delivery Date shall be granted and Borrower shall incur all effects for failing to deliver the applicable Conversion Shares in a timely manner as set forth in this Note.

17. Cancellation. After repayment or conversion of the entire Outstanding Balance (including without limitation delivery of True-Up Shares pursuant to the payment of the final Installment Amount, if applicable), this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

18. Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

19. Assignments. Borrower may not assign this Note without the prior written consent of Lender. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by Lender without the consent of Borrower.

20. Time of the Essence. Time is expressly made of the essence with respect to each and every provision of this Note and the documents and instruments entered into in connection herewith.

21. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Purchase Agreement titled "Notices."

22. Liquidated Damages. Lender and Borrower agree that in the event Borrower fails to comply with any of the terms or provisions of this Note, Lender's damages would be uncertain and

difficult (if not impossible) to accurately estimate because of the parties' inability to predict future interest rates, future share prices, future trading volumes and other relevant factors. Accordingly, Lender and Borrower agree that any fees, balance adjustments, default interest or other charges assessed under this Note are not penalties but instead are intended by the parties to be, and shall be deemed, liquidated damages (under Lender's and Borrower's expectations that any such liquidated damages will tack back to the Closing Date for purposes of determining the holding period under Rule 144).

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

BORROWER:

THE DIGITAL DEVELOPMENT GROUP CORP.

By: ______________________
Name: MARTIN W. GREENWALD
Title: CEO

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

TONAQUINT, INC.

By: ______________________
John M. Fife, President

[*Signature Page to Convertible Promissory Note*]

ATTACHMENT 1
DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:

A1. **"Adjusted Outstanding Balance"** means the Outstanding Balance of this Note as of the date the applicable Fundamental Default occurred less any Conversion Delay Late Fees included in such Outstanding Balance.

A2. **"Approved Stock Plan"** means any stock option plan which has been approved by the board of directors of Borrower, pursuant to which Borrower's securities may be issued to any employee, officer or director for services provided to Borrower.

A3. **"Closing Bid Price"** and **"Closing Sale Price"** means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on its principal market, as reported by Bloomberg, or, if its principal market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if its principal market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in "OTC Pink" by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by Lender and Borrower. If Lender and Borrower are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 16.2. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

A4. **"Deemed Issuance"** means an issuance of Common Stock that shall be deemed to have occurred on the latest possible permitted date pursuant to the terms hereof in the event Borrower fails to deliver Conversion Shares as and when required pursuant to Sections 3 or 8 of the Note. For the avoidance of doubt, if Borrower has elected or is deemed under Section 8.3 to have elected to pay an Installment Amount in Installment Conversion Shares and fails to deliver such Installment Conversion Shares, such failure shall be considered a Deemed Issuance hereunder even if an Equity Conditions Failure exists at that time or other relevant date of determination.

A5. **"DTC"** means the Depository Trust Company.

A6. **"DTC Eligible"** means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Lender's brokerage firm for the benefit of Lender.

A7. **"DTC/FAST Program"** means the DTC's Fast Automated Securities Transfer Program.

A8. **"DWAC"** means Deposit Withdrawal at Custodian as defined by the DTC.

A9. **"DWAC Eligible"** means that (i) Borrower's Common Stock is eligible at DTC for full services pursuant to DTC's operational arrangements, including without limitation transfer through DTC's DWAC system, (ii) Borrower has been approved (without revocation) by the DTC's underwriting department, (iii) Borrower's transfer agent is approved as an agent in the DTC/FAST Program, (iv) the Conversion Shares are otherwise eligible for delivery via DWAC; (v) Borrower has previously delivered all Conversion Shares to Lender via DWAC; and (vi) Borrower's transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

A10. **"Equity Conditions Failure"** means that any of the following conditions has not been satisfied during any applicable Equity Conditions Measuring Period (as defined below): (i) with respect to the applicable date of determination all of the Conversion Shares are freely tradable under Rule 144 or without the need for registration under any applicable federal or state securities laws (in each case, disregarding any limitation on conversion of this Note); (ii) on each day during the period beginning one month prior to the applicable date of determination and

ending on and including the applicable date of determination (the "**Equity Conditions Measuring Period**"), the Common Stock is listed or designated for quotation (as applicable) on any of The New York Stock Exchange, NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the OTCQX or the OTCQB (each, an "**Eligible Market**") and shall not have been suspended from trading on any such Eligible Market (other than suspensions of not more than two (2) Trading Days and occurring prior to the applicable date of determination due to business announcements by Borrower); (iii) on each day during the Equity Conditions Measuring Period, Borrower shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis as set forth in Section 9 hereof and all other shares of capital stock required to be delivered by Borrower on a timely basis as set forth in the other Transaction Documents; (iv) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 12 hereof (Lender acknowledges that Borrower shall be entitled to assume that this condition has been met for all purposes hereunder absent written notice from Lender); (v) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vii) Borrower shall have no knowledge of any fact that would reasonably be expected to cause any of the Conversion Shares to not be freely tradable without the need for registration under any applicable state securities laws (in each case, disregarding any limitation on conversion of this Note); (viii) on each day during the Equity Conditions Measuring Period, Borrower otherwise shall have been in material compliance with each, and shall not have breached any, term, provision, covenant, representation or warranty of any Transaction Document; (ix) without limiting clause (viii) above, on each day during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (x) on each Installment Notice Due Date and each Installment Date, the average and median daily dollar volume of the Common Stock on its principal market for the previous twenty (20) Trading Days shall be greater than $20,000.00; (xi) the ten (10) day average VWAP of the Common Stock is greater than $0.02, and (xii) the Common Stock shall be DWAC Eligible as of each applicable Installment Notice Due Date, Installment Date or other date of determination.

A11. "**Excluded Securities**" means any shares of Common Stock, options, or convertible securities issued or issuable in connection with any Approved Stock Plan; *provided that* the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the Purchase Price Date.

A12. "**Free Trading**" means that (a) the shares or certificate(s) representing the applicable shares of Common Stock have been cleared and approved for public resale by the compliance departments of Lender's brokerage firm and the clearing firm servicing such brokerage, and (b) such shares are held in the name of the clearing firm servicing Lender's brokerage firm and have been deposited into such clearing firm's account for the benefit of Lender.

A13. "**Fundamental Default**" means that Borrower either fails to pay the entire Outstanding Balance to Lender on or before the Maturity Date or fails to pay the Mandatory Default Amount within three (3) Trading Days of the date Lender delivers any notice of acceleration to Borrower pursuant to Section 4.2 of this Note.

A14. "**Fundamental Default Conversion Value**" means the Adjusted Outstanding Balance multiplied by the highest Fundamental Default Ratio that occurs during the Fundamental Default Measuring Period.

A15. "**Fundamental Default Measuring Period**" means a number of months equal to the Outstanding Balance as of the date the Fundamental Default occurred divided by the Installment Amount, with such number being rounded up to the next whole month; *provided, however*, that if Borrower repays the entire Outstanding Balance prior to the conclusion of the Fundamental Default Measuring Period, the Fundamental Measuring Period shall end on the date of repayment. For illustration purposes only, if the Outstanding Balance were equal to $125,000 as of the date a Fundamental Default occurred and if the Installment Amount were $28,500, then the Fundamental Default Measuring Period would equal five (5) months calculated as follows: $125,000/$28,500 equals 4.386, rounded up to five (5).

A16. "**Fundamental Default Ratio**" means a ratio that will be calculated on each Trading Day during the Fundamental Default Measuring Period by dividing the Closing Sale Price for the Common Stock on a given Trading Day by the Lender Conversion Price (as adjusted pursuant to the terms hereof) in effect for such Trading Day.

A17. **"Fundamental Liquidated Damages Amount"** means the greater of (i) (a) the quotient of the Outstanding Balance on the date the Fundamental Default occurred divided by the then-current Conversion Factor, minus (b) the Outstanding Balance on the date the Fundamental Default occurred, or (ii) the Fundamental Default Conversion Value.

A18. **"Fundamental Transaction"** means that (y) (i) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not Borrower or any of its subsidiaries is the surviving corporation) any other person or entity, or (ii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other person or entity, or (iii) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other person or entity to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the person or persons making or party to, or associated or affiliated with the persons or entities making or party to, such purchase, tender or exchange offer), or (iv) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other person or entity whereby such other person or entity acquires more than 50% of the outstanding shares of voting stock of Borrower (not including any shares of voting stock of Borrower held by the other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock or share purchase agreement or other business combination), or (v) Borrower or any of its subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of Borrower's Common Stock, or (z) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of Borrower.

A19. **"Lender Conversion Share Value"** means the product of the number of Lender Conversion Shares deliverable pursuant to any Lender Conversion multiplied by the Closing Sale Price of the Common Stock on the Delivery Date for such Lender Conversion.

A20. **"Major Default"** means any Event of Default occurring under Sections 4.1(i), (iii), (iv), (x), (xii), or (xv) of this Note.

A21. **"Market Capitalization of the Common Stock"** shall mean the product equal to (a) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (b) the aggregate number of outstanding shares of Common Stock as reported on Borrower's most recently filed Form 10-Q or Form 10-K.

A22. **"Minor Default"** means any Event of Default that is not a Major Default or a Fundamental Default.

A23. **"Optional Prepayment Liquidated Damages Amount"** means an amount equal to the difference between (a) the product of (i) the number of shares of Common Stock obtained by dividing (1) the applicable Optional Prepayment Amount by (2) the Lender Conversion Price as of the date Borrower delivered the applicable Optional Prepayment Amount to Lender, multiplied by (ii) the Closing Sale Price of the Common Stock on the date Borrower delivered the applicable Optional Prepayment Amount to Lender, and (b) the applicable Optional Prepayment Amount paid by Borrower to Lender. For illustration purposes only, if the applicable Optional Prepayment Amount were $50,000.00, the Lender Conversion Price as of the date the Optional Prepayment Amount was paid to Lender was equal to $0.75 per share of Common Stock, and the Closing Sale Price of a share of Common Stock as of such date was equal to $1.00, then the Optional Prepayment Liquidated Damages Amount would equal $16,666.67 computed as follows: (a) $66,666.67 (calculated as (i) (1) $50,000.00 divided by (2) $0.75 multiplied by (ii) $1.00) minus (b) $50,000.00.

A24. **"Trading Day"** shall mean any day on which the Common Stock is traded or tradable for any period on the Common Stock's principal market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

EXHIBIT A

TONAQUINT, INC.
303 East Wacker Drive, Suite 1200
Chicago, Illinois 60601

The Digital Development Group Corp.
Attn: Martin W. Greenwald
6630 Sunset Blvd.
Los Angeles, California 90028

Date: ________________

LENDER CONVERSION NOTICE

The above-captioned Lender hereby gives notice to The Digital Development Group Corp., a Nevada corporation (the "**Borrower**"), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on August 18, 2014 (the "**Note**"), that Lender elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of Borrower as of the date of conversion specified below. Said conversion shall be based on the Lender Conversion Price set forth below. In the event of a conflict between this Lender Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Lender Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A. Date of Conversion: ____________
B. Lender Conversion #: ____________
C. Conversion Amount: ____________
D. Lender Conversion Price: ______________
E. Lender Conversion Shares: ______________ (C divided by D)
F. Remaining Outstanding Balance of Note: ____________*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Lender Conversion Notice and such Transaction Documents.

$________________ of the Conversion Amount converted hereunder shall be deducted from the Installment Amount(s) relating to the following Installment Date(s): ____.

Please transfer the Lender Conversion Shares electronically (via DWAC) to the following account:

Broker: __________________________
DTC#: __________________________
Account #: ____________________
Account Name: ________________

Address: __________________________
____
____

To the extent the Lender Conversion Shares are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares to Lender via reputable overnight courier after receipt of this Lender Conversion Notice (by facsimile transmission or otherwise) to:

____
____
____

Sincerely,

Lender:

TONAQUINT, INC.

By: ______________________
John M. Fife, President

EXHIBIT B

The Digital Development Group Corp.
6630 Sunset Blvd.
Los Angeles, California 90028

Tonaquint, Inc.
Attn: John Fife
303 E. Wacker Dr., Suite 1200
Chicago, IL 60601

Date: ____________

INSTALLMENT NOTICE

The above-captioned Borrower hereby gives notice to Tonaquint, Inc., a Utah corporation (the "**Lender**"), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on August 18, 2014 (the "**Note**"), of certain Borrower elections and certifications related to payment of the Installment Amount of $______________ due on __________, 201_ (the "**Installment Date**"). In the event of a conflict between this Installment Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of Installment Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

INSTALLMENT CONVERSION AND CERTIFICATIONS
AS OF THE INSTALLMENT DATE

A. INSTALLMENT CONVERSION

A. Installment Date: ___________, 201_
B. Installment Amount: ___________
C. Portion of Installment Amount Borrower elected to pay in cash: ___________
D. Portion of Installment Amount to be converted into Common Stock: ___________ (B minus C)
E. Installment Conversion Price: ______________ (lower of (i) Lender Conversion Price in effect and (ii) Market Price as of Installment Date)
F. Installment Conversion Shares: ______________ (D divided by E)
G. Remaining Outstanding Balance of Note: ___________ *

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Purchase Agreement), the terms of which shall control in the event of any dispute between the terms of this Installment Notice and such Transaction Documents.

B. EQUITY CONDITIONS CERTIFICATION

1. Market Capitalization of the Common Stock:______________

(Check One)

2. ________ Borrower herby certifies that no Equity Conditions Failure exists as of the Installment Date.

3. ________ Borrower hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from Lender with respect thereto. The Equity Conditions Failure is as follows:

____
____
____
____

Sincerely,

Borrower:

THE DIGITAL DEVELOPMENT GROUP CORP.

By: ____________________________

Name: __________________________

Title: ___________________________

EXHIBIT C

Tonaquint, Inc.
303 East Wacker Drive, Suite 1200
Chicago, Illinois 60601

The Digital Development Group Corp. Date: ________________
Attn: ________________
6630 Sunset Blvd.
Los Angeles, California 90028

TRUE-UP NOTICE

The above-captioned Lender hereby gives notice to The Digital Development Group Corp., a Nevada corporation (the "**Borrower**"), pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on August 18, 2014 (the "**Note**"), of True-Up Conversion Shares related to ____________, 201_ (the "**Installment Date**"). In the event of a conflict between this True-Up Notice and the Note, the Note shall govern, or, in the alternative, at the election of Lender in its sole discretion, Lender may provide a new form of True-Up Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

TRUE-UP CONVERSION SHARES AND CERTIFICATIONS AS OF THE TRUE-UP DATE

1. **TRUE-UP CONVERSION SHARES**

   A. Installment Date: ____________, 201_

   B. True-Up Date: ____________, 201_

   C. Portion of Installment Amount converted into Common Stock: ____________

   D. True-Up Conversion Price: ______________ (lower of (i) Lender Conversion Price in effect and (ii) Market Price as of True-Up Date)

   E. True-Up Conversion Shares: ______________ (C divided by D)

   F. Installment Conversion Shares delivered: ______________

   G. True-Up Conversion Shares to be delivered: ______________ (only applicable if E minus F is greater than zero)

2. **EQUITY CONDITIONS CERTIFICATION (Section to be completed by Borrower)**

   A. Market Capitalization of the Common Stock: ______________

   (Check One)

   B. _________ Borrower herby certifies that no Equity Conditions Failure exists as of the applicable True-Up Date.

   C. _________ Borrower hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from Lender with respect thereto. The Equity Conditions Failure is as follows:

Sincerely,

Lender:

TONAQUINT, INC.

By: ______________________
John M. Fife, President

ACKNOWLEDGED AND CERTIFIED BY:

Borrower:

THE DIGITAL DEVELOPMENT GROUP CORP.

By: ______________________

Name: ______________________

Title: ______________________